UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 4, 2014

Date of Report (Date of earliest event reported)

SPOTLIGHT INNOVATION INC.
(Exact name of registrant as specified in its charter)

Nevada	333-141060	98-0518266
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6750 Westown Parkway, Suite 200-226 West Des Moines, IA	50266
(Address of principal executive offices)	(Zip Code)

(515) 274-9087

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Item 1.02 Termination of a Material Definitive Agreement.

Item 2.01Completion of Acquisition or Disposition of Assets

On June 4, 2014 Celtic Biotech Iowa, Inc. (hereinafter “Celtic Iowa,” a subsidiary of Spotlight Innovation Inc., hereinafter the “Company”) entered into a Share Exchange Agreement (the “Agreement”) with Celtic Biotech Limited (hereinafter “Celtic Limited”). The material terms of the Agreement are as follows, which is qualified in its entirety by reference to a copy of the entire Agreement annexed hereto as an exhibit:

•

Celtic Iowa issued Celtic Limited 474,419 shares of its Series B Preferred Stock (nonvoting, redeemable at $5.00 per share, convertible into shares of common stock of Celtic Iowa under certain liquidation events).

•	Terminated the License Agreement dated March 10, 2014 between Celtic Iowa and Celtic Limited, and terminated the 115,839 shares of Celtic Iowa Class B Preferred Shares originally issued thereunder.

•	Celtic Limited will be a subsidiary of Celtic Iowa.

•	Cristopher Grunewald (President) was named to the Board of Directors of Celtic Limited.

•	Paul Reid (Executive of Celtic Limited) was named to the Board of Directors of Celtic Iowa.

•	The Common Stock Exchange Agreement between Spotlight Innovation, Inc. and Celtic Biotech Iowa, Inc. dated March 4, 2014 was terminated.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.

Celtic Biotech, Ltd.

Consolidated Balance Sheets as of December 31, 2012, and December 31, 2013.

Consolidated Statements of Operations and Comprehensive Income for the years ended December 31, 2012, and December 31, 2013.

Consolidated Statements of Stockholders’ Deficit for the years ended December 31, 2012, and December 31, 2013.

Consolidated Statements of Cash Flows for the years ended December 31, 2012, and December 31, 2013.

(b)	Proforma Financial Information.

Pro forma Consolidated Statements of Operations for the year ended December 31, 2013.

Pro forma Consolidated Statements of Operations for the six months ended June 30, 2014.

(d) Exhibits.

Exhibit No.	Description	Filed with this Current Report	Incorporated by reference
			Form	Filing Date	Exhibit No.
10.3	Share Exchange Agreement between Celtic Biotech Limited and Celtic Biotech Iowa, Inc. dated June 4, 2014.		8-K	June 6, 2014	10.3

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPOTLIGHT INNOVATION INC.

Date: December 1, 2014	By:	/s/ Cristopher Grunewald
	Name:	Cristopher Grunewald
	Title:	President

3

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and

Stockholders of Celtic Biotech, Ltd.

Dublin, Ireland

We have audited the accompanying consolidated balance sheets of Celtic Biotech, Ltd. as of December 31, 2013 and 2012 and the related consolidated statements of operations and comprehensive income, stockholders’ deficit, and cash flows for each of the years then ended. Celtic Biotech, Ltd.’s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Celtic Biotech, Ltd. as of December 31, 2013 and 2012 and the results of its operations and its cash flows for each of the years then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming that Celtic Biotech, Ltd. will continue as a going concern. As discussed in Note 3 to the consolidated financial statements, Celtic Biotech, Ltd. has suffered recurring losses from operations and has a net capital deficiency that raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 3. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ GBH CPAs, PC

GBH CPAs,PC

www.gbhcpas.com

Houston, Texas

October 24, 2014

F-1

CELTIC BIOTECH, LTD.

CONSOLIDATED BALANCE SHEETS

	December 31,
	2013	2012

ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$2,598	$6,608
Accounts receivable - related party	724	1,435
Total current assets	3,322	8,043
TOTAL ASSETS	$3,322	$8,043

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES:
Accounts payable and accrued liabilities	$72,343	109,191
Accounts payable and accrued liabilities - related party	32,548	20,318
Notes payable - related party, current portion	206,490	-
Total current liabilities	311,381	129,509

Notes payable - related party	-	197,972
TOTAL LIABILITIES	$311,381	$327,481

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' DEFICIT:
Common stock, $0.01 par value, 10,000,000 shares authorized; 314,100 issued and outstanding	3,141	3,141
Additional paid-in capital	231,564	191,381
Accumulated deficit	(617,405)	(597,008)
Other comprehensive income	74,641	83,048
Total stockholders' deficit	(308,059)	(319,438)

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$3,322	$8,043

The accompanying notes are an integral part of these consolidated financial statements.

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CELTIC BIOTECH, LTD.

CONSOLIDATED STATEMENTS OF OPERATIONS

AND COMPREHENSIVE INCOME

	Year Ended
	December 31,
	2013	2012

REVENUE	$-	$-

OPERATING EXPENSES
General and administrative	8,167	257,008
Total operating expenses	8,167	257,008

OTHER EXPENSES
Interest expense	(12,230)	(9,649)
Total other expenses	(12,230)	(9,649)

LOSS FROM OPERATIONS	(20,397)	(266,657)

NET LOSS	$(20,397)	$(266,657)

NET LOSS PER COMMON SHARE - Basic and diluted	$(0.06)	$(0.85)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING -
Basic and diluted	314,100	314,100

COMPREHENSIVE INCOME (LOSS)
Net loss	$(20,397)	$(266,657)
Foreign currency translation gain (loss)	(8,407)	30,611
Total comprehensive income (loss)	$(28,804)	$(236,046)

The accompanying notes are an integral part of these consolidated financial statements.

F-3

CELTIC BIOTECH, LTD.

CONSOLIDATED STATEMENTS OF STOCKHOLDERS' DEFICIT

FOR THE YEARS ENDED DECEMBER 30, 2013 AND 2012

				Other Comprehensive Income (Loss)
	Common Stock		Additional Paid-in Capital		Accumulated Deficit
	Shares	Amount				Total

Balance, December 31, 2011	314,100	$3,141	$29,201	$52,437	$(330,351)	$(245,572)

Cash Contributions			162,180			162,180

Foreign currency translation				30,611		30,611

Net Loss					(266,657)	(266,657)

Balance, December 31, 2012	314,100	$3,141	$191,381	$83,048	$(597,008)	$(319,438)

Cash Contributions			40,183			40,183

Foreign currency translation				(8,407)		(8,407)

Net loss					(20,397)	(20,397)

Balance, December 31, 2013	314,100	$3,141	$231,564	$74,641	$(617,405)	$(308,059)

The accompanying notes are an integral part of these consolidated financial statements.

F-4

CELTIC BIOTECH, LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Year Ended
	December 31,
	2013	2012
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(20,397)	(266,657)
Adjustments to reconcile net loss to cash used in operating activities:
Changes in operating assets and liabilities:
Accounts receivable - related party	711	(1,435)
Accounts payable and accrued liabilities	(36,848)	59,696
Accounts payable and accrued liabilities - related party	12,230	9,649
Net cash used in operating activities	(44,304)	(198,747)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from cash contributions	40,183	162,180
Net cash provided by financing activities	40,183	162,180

Effect of exchange rate changes on cash	111	34,355

DECREASE IN CASH	(4,010)	(2,212)
CASH, BEGINNING OF YEAR	6,608	8,820
CASH, END OF YEAR	$2,598	6,608

Supplemental cash flow information:
Interest paid	$-	$-
Taxes paid	$-	$-

The accompanying notes are an integral part of these consolidated financial statements.

F-5

CELTIC BIOTECH, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

NOTE 1. DESCRIPTION OF BUSINESS

Celtic Biotech, Ltd. (the “Company”) was incorporated under the laws of Dublin, Ireland on October 1, 2003 (“inception”). The Company’s business focus is developing, licensing, and patenting of proprietary candidate lead products for the treatment of cancer in humans.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

These financial statements of the Company have been prepared in accordance with generally accepted accounting principles in the United States and are expressed in US dollars. The Company’s year-end is December 31.

Principles of Consolidation

The consolidated financial statements include the Company’s accounts, including those of the Company’s wholly owned subsidiary Celtic Biotech, Inc. All significant intercompany accounts and transactions have been eliminated.

Use of Estimates

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. There were no significant estimates for years ended December 31, 2013 and 2012.

Financial Instruments

The Company’s financial instruments consist principally of cash, and accounts payable and accrued liabilities. Pursuant to ASC 820, Fair Value Measurements and Disclosures and ASC 825, Financial Instruments the fair value of the Company’s cash equivalents is determined based on “Level 1” inputs, which consist of quoted prices in active markets for identical assets.

Cash and Cash Equivalents

The Company considers all highly liquid investments with maturity of three months or less when purchased to be cash equivalents. The Company maintains its cash in institutions insured by the Federal Deposit Insurance Corporation ("FDIC"). The Company had $2,598 and $6,608 in cash and cash equivalents at December 31, 2013 and 2012, respectively.

Accounts Receivable

Accounts receivable are stated at historical carrying amounts net of write-offs and allowance for doubtful accounts. The carrying amount of the Company’s accounts receivable approximates fair value because of the short–term nature of the instruments.

The Company routinely assesses the collectability of all material receivables. The Company’s receivables consist of payments due from officers.

F-6

Concentrations of Credit Risk

Financial instruments which potentially subject the Company to concentrations of credit risk include cash deposits placed with financial institutions. The Company maintains its cash in bank accounts which, at times, may exceed federally insured limits as guaranteed by the Federal Deposit Insurance Corporation (FDIC). At December 31, 2013 and 2012, the Company had $0 cash balances that were uninsured. The Company has not experienced any losses on such accounts.

Foreign exchange and currency translation

For the periods presented, the Company maintained cash accounts in European Union euros and U.S. dollars, and incurred certain expenses denominated in European Union euros. The Company's functional currency is European Union euros and reporting currency is the U.S. dollar. Transactions denominated in foreign currencies are translated into U.S. dollars at exchange rates in effect on the date of the transactions. Assets and liabilities are translated using exchange rates at the end of each period. Exchange gains or losses on transactions are included in loss from operations. There were no exchange gains or losses on transactions during the years ended December 31, 2013 and 2012. Adjustments resulting from the translation process are reported in a separate component of other comprehensive income and are not included in the determination of the results of operations. The Company had $8,407 in comprehensive loss and $30,611 in comprehensive gain at December 31, 2013 and 2012, respectively.

Income Taxes

The Company accounts for income taxes using the asset and liability method in accordance with ASC 740, Income Taxes. The asset and liability method provides that deferred tax assets and liabilities are recognized for the expected future tax consequences of temporary differences between the financial reporting and tax bases of assets and liabilities, and for operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using the currently enacted tax rates and laws that will be in effect when the differences are expected to reverse. The Company records a valuation allowance to reduce deferred tax assets to the amount that is believed more likely than not to be realized.

Income (loss) per Common Share

Basic net income (loss) per common share is computed by dividing the net income (loss) attributable to common shareholders by the weighted-average number of common shares outstanding during the period. Diluted net income (loss) per share is computed by dividing the net income (loss) attributable to common shareholders by the weighted-average number of common and common equivalent shares outstanding during the period. At December 31, 2013 and 2012, the Company had no potentially dilutive securities outstanding.

Subsequent Events

The Company evaluated subsequent events through the date when financial statements are issued for disclosure consideration.

Recent Accounting Pronouncements

In June 2014, the FASB issued ASU 2014-10, Development Stage Entities (Topic 915): Elimination of Certain Financial Reporting Requirements. ASU 2014-10 eliminates the distinction of a development stage entity and certain related disclosure requirements, including the elimination of inception-to date information on the statements of operations, cash flows and stockholders’ equity. The amendments in ASU 2014-10 will be effective prospectively for annual reporting periods beginning after December 15, 2014, and interim periods within those annual periods, however early adoption is permitted. The Company evaluated and adopted ASU 2014-10 for the reporting period ended December 31, 2013.

F-7

NOTE 3. GOING CONCERN

These financial statements have been prepared on a going concern basis, which assumes the Company will continue to realize its assets and discharge its liabilities in the normal course of business. As at December 31, 2013, the Company has incurred losses totaling $617,405 since inception, has a working capital deficit of $314,703, and has not yet generated any revenue from operations. The continuation of the Company as a going concern is dependent upon the continued financial support from its shareholders, the ability of the Company to obtain necessary equity financing to continue operations, and the attainment of profitable operations. These factors raise substantial doubt regarding the Company’s ability to continue as a going concern. These financial statements do not include any adjustments to the recoverability and classification of recorded asset amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

The Company’s management plans to raise additional capital and financing through debt facilities. The ability of the Company to emerge from the startup stage is dependent upon the Company’s successful efforts to raise sufficient capital and then attain profitable operations. There can be no assurances, however, that management’s expectations of obtaining sufficient capital through other financing sources will be sufficient to meet our capital needs or that they will be on terms that are satisfactory to the Company.

NOTE 4. RELATED PARTY TRANSACTIONS

For the years ended December 31, 2013 and 2012, the Company had receivables from its CEO in the amount of $724 and $1,435, respectively.

NOTE 5. NOTES PAYABLE – RELATED PARTY

On November 11, 2010, an officer entered into a loan agreement with the Company in which the note holder provided the Company a principal of 75,000 euros ($103,245 and $98,986 USD as of December 31, 2013 and 2012, respectively). The loan is unsecured, bears interest at 5% compounded per annum, and is payable on November 11, 2014. As at December 31, 2013 and 2012, there was accrued interest of 11,774 and 8,024 euros ($16,098 and 10,389 USD), respectively. No principal or interest payments were made on the note during the periods. Changes in note payable were due to foreign currency translations.

On December 14, 2010, an officer entered into a loan agreement with the Company in which the note holder provided the Company a principal of $75,000 euros ($103,245 and $98,986 USD as of December 31, 2013 and 2012, respectively). The loan is unsecured, bears interest at 5% compounded per annum, and is payable on December 14, 2014. As at December 31, 2013 and 2012, there was accrued interest of 11,435 and 7,685 euros ($16,450 and $9,929 USD), respectively. No principal or interest payments were made on the note during the periods. Changes in note payable were due to foreign currency translations.

NOTE 6. STOCKHOLDERS’ EQUITY

The Company’s authorized capital consists of 10,000,000 shares of common stock with a par value of $0.01.

From February to November 2012, $137,180 of capital was contributed by the Company’s CEO.

In January and April 2012, a third-party investor paid $25,000 for general and administrative expenses on behalf of the Company.

From January to September 2013, $32,483 was contributed to the Company by a director.

From January to December 2013, $7,700 of capital was contributed by the Company’s CEO.

F-8

NOTE 7. INCOME TAXES

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company’s deferred tax assets and liabilities at December 31, 2013 and 2012 are as follows:

	2013		2012
Deferred tax assets:
Ireland	$2,054	12.5%	$24,900	12.5%
U.S.	1,349	34.0%	22,934	34.0%
Less: valuation allowance	(3,403)	16.7%	(47,834)	17.9%
Deferred tax assets, net	$-		$-

Reconciliation of net loss to tax benefit:

	2013	2012
Net Loss	$(20,397)	(266,657)
Temporary differences	-	$-
Permanent differences	-	-
Taxable Income (Benefit)	$(20,397)	$(266,657)

As of December 31, 2013, for U.S. federal income tax reporting purposes, the Company has approximately $617,405 of unused net operating losses (“NOLs”) available for carry forward to future years. The benefit from the carry forward of such NOLs will begin expiring during the year ended December 31, 2023. Because United States tax laws limit the time during which NOL carry forwards may be applied against future taxable income, the Company may be unable to take full advantage of its NOL for federal income tax purposes should the Company generate taxable income. Further, the benefit from utilization of NOLs carry forwards could be subject to limitations due to material ownership changes that could occur in the Company as it continues to raise additional capital. Based on such limitations, the Company has significant NOLs for which realization of tax benefits is uncertain. The difference between the income tax provision and the amount that would result if the U.S. Federal statutory rate of 34% were applied to pre-tax income (loss) for the years ended December 31, 2013 and 2012 are as follows:

NOTE 8. SUBSEQUENT EVENTS

On June 4, 2014, the Company entered into a share exchange agreement with Celtic Biotech Iowa, Inc. (“Celtic Iowa”), a wholly-owned subsidiary of Spotlight Innovation, Inc (“Spotlight”). The Company will provide continued development and eventual marketing of the intellectual property to Celtic Biotech Iowa, Inc.

Celtic Iowa issued 474,419 shares of its Preferred B Stock, par value of $5.00 per share, to acquire Celtic Biotech, Ltd.

F-9

As there is no existing market for the preferred shares of Celtic Iowa, the fair value of the acquired net assets of Celtic Biotech, Ltd. was used to determine the purchase price. The following table summarizes the allocation of the purchase price to the net assets acquired:

Fair value at June 4, 2014
Cash	$1,956
Accounts receivable – related party	999
Inventory	145,375
Property, plant and equipment	9,000
IPR&D	1,476,956
Total assets	1,634,286

Accounts payable and accrued liabilities	(183,968)
Short-term debt – related party	(237,892)
Total liabilities	(421,860)
Final purchase price	$1,212,426

The preferred shares issued are convertible into common shares of Celtic Iowa on a one for one basis and are redeemable at Spotlight’s option in five years at the stated par value of $5 per share. The preferred shares have preferential rights to the net assets of Celtic Iowa in the case of liquidation up to the par value of the stock. Spotlight’s rights to the net assets are subordinated to the preferred stock until the net assets of Spotlight exceeds $2,372,095.

F-10

Summary Historical and Pro Forma Financial Data

The unaudited pro forma information of the Company set forth below gives effect to our acquisition with Spotlight Innovation, Inc. The pro forma combined balance sheet gives effect to the acquisition as if it has been completed on December 31, 2013. The pro forma combined statement of operations date gives effect to the merger as if it had been completed on December 31, 2013 and June 30, 2014. The unaudited pro forma information has been derived from the historical Consolidated Financial Statements of Spotlight Innovation, Inc. and Celtic Biotech, Ltd. The unaudited pro forma information is for illustrative purposes only. You should not rely on the unaudited pro forma financial information as being indicative of the historical results that would have been achieved had the acquisition occurred in the past or the future financial results that the Company will achieve after the acquisition.

F-11

Celtic Biotech, Ltd.
Pro forma Consolidated Statements of Operations
(Unaudited)

		Spotlight
	Celtic	Innovation		Pro forma
	Biotech	Corporation		Consolidated
	for the Year	for the Year		for the Year
	Ended	Ended	Pro forma	Ended
	12/31/2013	12/31/2013	Adjustments	12/31/2013

Revenues	$-	$-		$-
				-
Operating expenses:				-
General and administrative expense	8,167	5,166,547		5,174,714
Impairment of goodwill	-	856,388		856,388
Total operating expenses	8,167	6,022,935		6,031,102

Operating loss	(8,167)	(6,022,935)		(6,031,102)

Other expense:
Interest expense	(12,230)	(787,263)		(799,493)
Total other expense	(12,230)	(787,263)		(799,493)

Net loss	$(20,397)	$(6,810,198)		$(6,830,595)

Net loss per common share - basic and diluted	$(0.01)	$(0.96)		$(0.70)
Weighted average common shares outstanding – basic and diluted	2,725,700	7,100,947		9,826,647

F-12

Celtic Biotech, Ltd.
Pro forma Consolidated Statements of Operations
(Unaudited)

		Spotlight
	Celtic	Innovation		Pro forma
	Biotech	Corporation		Consolidated
	for the six months	for the six months		for the six months
	Ended	Ended	Pro forma	Ended
	6/30/2014	6/30/2014	Adjustments	6/30/2014

Revenues	$-	$-		$-
				-
Operating expenses:				-
Selling, general and administrative expense	5,148	346,409		351,557
Total operating expenses	5,148	346,409		351,557

Operating loss	(5,148)	(346,409)		(351,557)

Other expense:
Interest expense	-	(914,549)		(914,549)
Total other expense	-	(914,549)		(914,549)

Net loss	(5,148)	(1,260,958)		(1,266,106)

Net loss per common share - basic and diluted	$(0.01)	$(1.61)		$(0.81)
Weighted average common shares outstanding – basic and diluted	782,220	782,220		1,564,440

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